                                                                    Exhibit 10.5

                   THIRD AMENDMENT TO REVOLVING LINE OF CREDIT
                     LOAN AGREEMENT AND SECURITY AGREEMENT

      This Third Amendment to Revolving Line of Credit Loan Agreement and Security Agreement ("Third Amendment"), is made effective as of May 1, 2003, by and among OCM DIRECT, INC., a Delaware corporation ("OCM"), CAREPACKAGES, INC., a Delaware corporation ("CPI"), COLLEGIATE CARPETS, INC., a Maryland corporation ("CCI," and together with OCM and CPI, collectively, the "Original Borrowers"); ALLOY, INC., a Delaware corporation ("Alloy"); ALLOY ACQUISITION SUBSIDIARY, LLC, a Delaware limited liability company ("Alloy Sub"); and BANK OF AMERICA, N.A., a national banking corporation ("Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the "Loan Agreement" (as defined below).

      RECITALS:

      A. The Original Borrowers and Lender are party to that certain Revolving Line of Credit Loan Agreement and Security Agreement dated as of February 13, 2002, as amended by First Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of January 24, 2003, and by Second Amendment to Revolving Line of Credit Loan Agreement dated effective as of April 25, 2003 (as in effect immediately prior to the execution and delivery of this Second Amendment, the "Loan Agreement").

      B. Pursuant to the terms and provisions of the Loan Agreement, Lender has made Advances under the Revolving Loan to the Original Borrowers which Advances in the aggregate amount outstanding as of the effective date of this Third Amendment total $5,000,000, which together with unpaid interest accrued as of the effective date of this Third Amendment in the amount of $530.56, is secured by the Collateral.

      C. The Advances are evidenced by the Revolving Note, dated as of February 13, 2002, in the maximum original principal amount of Five Million and No/100 Dollars ($5,000,000.00) executed by the Original Borrowers and payable to the order of Lender, as amended by that certain First Amendment to Revolving Note, dated as of January 24, 2003, and by that certain Second Amendment to Revolving Note, dated as of April 25, 2003 (as in effect immediately prior to the execution and delivery of this Third Amendment, the "Revolving Note").

      D. The Original Borrowers wish to sell and transfer substantially all of their respective assets, including, without limitation, the Collateral (collectively, the "Assets") to Alloy Sub and have requested Lender's consent to such sale.

      E. Alloy Sub has agreed to purchase the Assets subject to the lien and security interest of Lender therein and has agreed to become a primary obligor with respect to the obligations and liabilities of the Original Borrowers under the Loan Documents, and to further secure such obligations and liabilities by granting a perfected security interest in a certificate of deposit in the aggregate principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the "Certificate of Deposit") as additional Collateral.

      F. Lender has agreed to consent to the sale and transfer of the Assets subject to the terms and conditions set forth herein;

      NOW, THEREFORE, for good and valuable consideration received, the parties hereto agree as follows:

      1. Alloy Sub hereby agrees that effective upon the execution and delivery of this Third Amendment by each party hereto, all references to the term "Borrower" in the Loan Agreement, the Revolving Note and each other Loan Document to which the Original Borrowers are a party shall be deemed to mean the Original Borrowers and Alloy Sub. Without limiting the foregoing, Alloy Sub agrees that it shall be a co-borrower with respect to the obligations and liabilities of the Original Borrowers under the Loan Documents.

      2. The "Ending Date" (as defined in the Loan Agreement) is extended to and modified to mean June 30, 2003.

      3. The words:

      "OCM Direct, Inc., a Delaware corporation; Collegiate Carpets, Inc., a Maryland corporation; and CarePackages, Inc., a Delaware corporation"

in the first sentence of the definition of "Borrower" as set forth in the Loan Agreement, are hereby deleted in their entirety and the following is substituted therefor:

      "OCM Direct, Inc., a Delaware corporation; Collegiate Carpets, Inc., a Maryland corporation; CarePackages, Inc., a Delaware corporation; and Alloy Acquisition Subsidiary, LLC, a Delaware limited liability company"

      4. The words:

      "OCM Direct, Inc. and Collegiate Carpets, Inc. and CarePackages, Inc."

in the second sentence of the definition of "Borrower" as set forth in the Loan Agreement are hereby deleted in their entirety and the following is substituted therefor:

      "OCM Direct, Inc. and Collegiate Carpets, Inc. and CarePackages, Inc. and Alloy Acquisition Subsidiary, LLC"

      5. The definitions of "Deposit Account" (Section 1.1.r.) and "Instruments," (Section 1.1.gg), as applicable, shall be deemed to include the Certificate of Deposit.

      6. The definition of "Permitted Encumbrance" (Section 1.1.vv) is amended to include Encumbrances securing the Loan or other obligations or liabilities to the Lender, and in the case of OCM, a Capital Lease in favor of Tenant Financial Services with respect to a Tennant Model 7200-7671 Scrubber.

      7. Anything in this Third Amendment or the Loan Documents to the contrary notwithstanding, the failure of an Original Borrower to comply with the affirmative and negative covenants of the Borrower made in Articles 6 and 7 of the Loan Agreement shall not constitute an Event of Default, unless such noncompliance occurs with respect to the following: Sections 6.2 (except that so long as each Original Borrower otherwise maintains its corporate existence under the laws of the jurisdiction of its organization, failure to comply with good standing requirements shall not constitute an Event of Default), 6.3 (except that no Original Borrower shall be obligated to continue conducting business), 6.4, 6.8, 6.9, 6.10, 6.15, 6.17, 6.18, 7.3 or 7.5 (except with respect to the
"Asset Sale Proceeds" as provided in paragraph 14 following). Further, Borrower's compliance with Section 6.11 shall be determined solely with reference to Alloy Sub and, as applicable, Alloy, disregarding the Original Borrowers. Lender consents to the Original Borrowers' changing their respective chief executive offices and offices where their records are kept to 280 Summer Street, Boston, Massachusetts 02210. Lender further consents to changes in the names of the Original Borrowers, as follows: OCM to "SA Dissolution I, Inc."; CPI to "SA Dissolution II, Inc."; and CCI to "SA Dissolution III, Inc."

      8. Section 7.1 of the Loan Agreement is deleted in its entirety, and the following is substituted therefor:

            "7.1 Indebtedness and Contingent Obligations. Contract for any additional Debt, or agree to assume, guarantee, indorse or otherwise in any way be or become responsible or liable, directly or indirectly, for the obligation of any other Person. However, notwithstanding the foregoing sentence, Borrower may incur trade debt in the ordinary course of business."

      9. Section 9.1.e of the Loan Agreement is deleted in its entirety, and the following is substituted therefor:

            "e. there shall be a default or event of default under any indebtedness or obligation of Borrower to any third party in excess of Fifty Thousand and 00/100 Dollars ($50,000.00), or of Guarantor to any third party in excess of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), that causes that third party to declare such indebtedness or other obligation due prior to its scheduled date of maturity; or"

      10. Effective as of the date hereof, (i) Alloy Sub shall have (but the Original Borrowers shall not have) the right to request, and Lender shall have the obligation to make further Advances in accordance with the terms and conditions of the Loan Documents, and (ii) Lender shall not make any further Advances to the Original Borrowers; provided however, that nothing herein shall limit or preclude Lender from charging its expenses and costs incurred in connection with the Loan as Advances to the extent permitted and in accordance with the Loan Documents. To the extent any such Advances (including any such charging of expenses and costs) are made following the effective date hereof as a consequence of any act or failure to act by Alloy Sub or Alloy or otherwise, the Original Borrowers shall have no liability whatsoever to Lender on account thereof, and Lender shall not seek to enforce collection of such Advances (including any such charged expenses and costs) against any of the Original Borrowers. Lender agrees that until the Original Borrower Release Date (defined hereafter), it shall not modify or amend any of the Loan Documents in any material manner, nor release its lien or security interest in any of the Collateral, without the prior written consent of the Original Borrowers.

      11. Lender hereby agrees that the Original Borrowers may sell and transfer the Assets to Alloy Sub on or after the date hereof, in reliance upon its having received (except to the extent expressly waived or deferred by Lender in writing) as of the date hereof all of the following, each dated (unless otherwise indicated) the date hereof and each in form and substance satisfactory to Lender in Lender's sole discretion and in such number of counterparts as may be requested by Lender:

      (a) a certificate of the Secretary or Assistant Secretary of Alloy certifying (i) that the resolutions authorizing and otherwise relating to the transactions contemplated by this Third Amendment and the Alloy Guaranty (hereinafter defined) and adopted by the Board of Directors of Alloy have not been amended or rescinded and are in full force and effect as of the date hereof, (ii) the Certificate of Incorporation and the bylaws of Alloy, each as in effect as of the date hereof, (iii) the names, true signatures and offices held by officers of Alloy authorized to execute and deliver this Third Amendment, the Alloy Guaranty and any other agreement, document or instrument executed by Alloy in connection herewith or therewith (collectively, the "Alloy Documents"), (iv) that Alloy has not taken any proceedings for the dissolution or liquidation of Alloy, or for bankruptcy relief, and (v) that there has been no amendment to the Certificate of Incorporation of Alloy approved by the Board of Directors of Alloy or the shareholders of Alloy or filed with the Secretary of State of the State of Delaware since March 11, 2002;

      (b) a certificate of the Secretary or Assistant Secretary of Alloy Sub certifying (i) that the resolutions authorizing and otherwise relating to the transactions contemplated by this Third Amendment and the "Account Control Agreement" (hereinafter defined), and adopted by the Board of Managers of Alloy Sub have not been amended or rescinded and are in full force and effect as of the date hereof, (ii) the Certificate of Formation and the Limited Liability Company Agreement of Alloy Sub, each as in effect as of the date hereof, (iii) the names, true signatures and offices held by officers of Alloy Sub authorized to execute and deliver this Third Amendment, the Account Control Agreement and any other agreement, document or instrument executed by Alloy Sub in connection herewith or therewith (collectively, the "Alloy Sub Documents"), (iv) that Alloy Sub has not taken any proceedings for the dissolution or liquidation of Alloy Sub, or for bankruptcy relief, and (v) that there has been no amendment to the Certificate of Formation of Alloy Sub approved by the members of Alloy Sub or filed with the Secretary of State of the State of Delaware since April 22, 2003;

      (c) a copy of the Certificate of Incorporation of Alloy, together with all amendments thereto, certified by the Secretary of State of the State of Delaware as of April 24, 2003;

      (d) a copy of the Certificate of Formation of Alloy Sub, together with all amendments thereto, certified by the Secretary of State of the State of Delaware as of April 22, 2003;

      (e) a good standing certificate with respect to Alloy from the Secretary of State of the State of Delaware dated as of April 24, 2003;

      (f) a good standing certificate with respect to Alloy Sub from the Secretary of State of the State of Delaware dated as of April 24, 2003;

      (g) an opinion of counsel to Alloy and Alloy Sub with respect to the due authorization, execution, delivery and enforceability of the Alloy Documents and the Alloy Sub Documents, the perfection of Lender's security interest in the Certificate of Deposit and the proceeds thereof and such other matters as Lender may reasonably request;

      (h) a UCC lien search report (i) certified by the Secretary of State of the State of Delaware, dated as of a date no earlier than one hundred-twenty
(120) days prior to the date hereof, together with a copy of all filings referred to therein, specifying all financing statements, statements of assignment, federal liens and utility security instruments filed in such Office as of such date and indicating OCM as the debtor, (ii) certified by the Secretary of State of the State of Delaware, dated as of a date no earlier than one hundred-twenty (120) days prior to the date hereof, together with a copy of all filings referred to therein, specifying all financing statements, statements of assignment, federal liens and utility security instruments filed in such Office as of such date and indicating CPI as the debtor, (iii) dated as of a date no earlier than one hundred twenty (120) days prior to the date hereof, together with a copy of all filings referred to therein, specifying all financing statements, statements of assignment, federal liens and utility security instruments filed in such Office as of such date and indicating CCI as the debtor, (iv) certified by the Secretary of State of the State of Delaware, dated as of a date no earlier than five (5) days prior to the date hereof, together with a copy of all filings referred to therein, specifying all financing statements, statements of assignment, federal liens and utility security instruments filed in such Office as of such date and indicating Alloy as the debtor, and (iv) certified by the Secretary of State of the State of Delaware, dated as of a date no earlier than five (5) days prior to the date hereof, together with a copy of all filings referred to therein, specifying all financing statements, statements of assignment, federal liens and utility security instruments filed in such Office as of such date and indicating Alloy Sub as the debtor;

      (i) a file stamped copy of a UCC-1 financing statement filed in the office of the Secretary of State of the State of Delaware indicating Alloy Sub as the debtor and Lender as the secured party describing all Collateral (including the Certificate of Deposit);

      (j) an insurance broker's certificate relating to each insurance policy maintained by Alloy Sub as of the date hereof indicating Lender as the loss payee;

      (k) this Third Amendment, fully executed by all signatory parties other than Lender;

      (l) a Third Amendment to Revolving Note in the form attached hereto as EXHIBIT A, fully executed by all signatory parties other than Lender;

      (m) a Guaranty in the form attached hereto as EXHIBIT B, duly executed by Alloy (the "Alloy Guaranty");

      (n) an Account Control Agreement in the form attached hereto as EXHIBIT C, duly executed by Alloy Sub (the "Account Control Agreement");

      (o) the Certificate of Deposit;

      (p) an accurate and complete copy of the Asset Purchase Agreement dated as of May 1, 2003, by and among Alloy, Alloy Sub, the Original Borrowers and Student Advantage, Inc. (the "Asset Purchase Agreement");

      (q) an accurate and complete copy of the Bill of Sale and other asset transfer documentation giving effect to the transfer of the Assets by Original Borrowers to Alloy Sub;

      (r) a certification to Lender by Alloy, Alloy Sub, the Original Borrowers and Student Advantage, Inc., that closing under the Asset Purchase Agreement has been concluded; and

      (s) such other approvals, opinions, certificates, agreements, documents and instruments as Lender may reasonably request.

      12. Solely to the extent the transfer of the Assets to Alloy Sub to which Lender's consent is hereby given would otherwise constitute a breach of or noncompliance with any covenant of the Loan Documents, such breach or noncompliance is waived by Lender, but such waiver shall not constitute a general waiver of any such covenant, all of which shall remain binding upon the Borrower with respect to any other or further transfer of the Assets or any part thereof.

      13. Lender hereby agrees that Student Advantage, Inc., is hereby released from the Guaranty executed by it, which Guaranty is hereby terminated and of no further force or effect. From and after the date of this Third Amendment, all references to the term "Guarantor" in the Loan Agreement, as amended hereby, and each other Loan Document shall be deemed to mean Alloy, Inc., a Delaware corporation.

      14. Lender hereby releases its lien and security interest in the proceeds of the Assets received by the Original Borrowers (the "Asset Sale Proceeds"), and acknowledges and agrees that the Original Borrowers may make such disposition of the Asset Sale Proceeds (but not any other cash, instruments or other assets, except with Lender's consent) as the Original Borrowers may deem appropriate. Such release is limited to the Asset Sale Proceeds only and shall not extend in any respect to the Assets or to any proceeds of the Assets received by Alloy Sub.

      15. Alloy and Alloy Sub hereby acknowledge and agree that the Assets are subject to liens and security interests therein of Lender and hereby represent and warrant that Alloy Sub is acquiring the Assets, and the sale and transfer of the Assets to Alloy Sub shall be, subject to such liens and security interests. To the extent that any security interest or lien exists or is deemed to exist in connection with the sale and transfer of the Assets in favor of the Original Borrowers,

Alloy or Alloy Sub, all such security interests or liens shall be and remain subordinate to the security interests and liens granted to Lender in the Collateral.

      16. Upon the occurrence of an Event of Default, in connection with Lender's exercise of its rights and remedies under the Loan Documents, Lender hereby agrees that as between the Original Borrowers, Alloy and Alloy Sub, in its capacity as a co-borrower under the Loan Documents, Lender shall proceed first against Alloy Sub, the assets of Alloy Sub securing Alloy Sub's obligations and liabilities under the Loan Documents, Alloy and the assets of Alloy securing Alloy's obligations and liabilities under the Alloy Guaranty, in such order as Lender may elect in its sole discretion, and only after no material assets of Alloy or Alloy Sub remain against which Lender may have a commercially reasonable basis for enforcing its lien rights or other rights of collection will Lender exercise its rights and remedies under the Loan Documents against an Original Borrower. This Section 18 shall survive the full payment and satisfaction of the Loan.

      17. Upon the expiration of thirty (30) days following the date of this Third Amendment or on such earlier date as Lender may designate by written notice to the Original Borrowers (as applicable, the "Original Borrower Release Date"), the Loan Documents shall be deemed further amended by the deletion of the Original Borrowers as "Borrowers," leaving Alloy Sub as the sole Borrower under the Loan Documents. Such deletion of the Original Borrowers shall have no effect upon the Alloy Guaranty, which shall remain in full force and effect notwithstanding such event. Following the Original Borrower Release Date, the Original Borrowers shall have no further liability for the Loan or for any other contract obligation arising under the Loan Documents, except as provided in
Section 18 following.

      18. Alloy, Alloy Sub and the Original Borrowers hereby agree that in the event (a) the sale and transfer of the Assets, or any part thereof, to Alloy Sub is subsequently invalidated, declared to be fraudulent or preferential, set aside or rescinded, as determined by a final order or adjudication of a court or other public authority of competent jurisdiction, and/or (b) payment of the Purchase Price, or any part thereof, to the Original Borrowers is subsequently invalidated, declared to be fraudulent or preferential, set aside, rescinded or required to be repaid to Alloy Sub or any of its affiliates, successors or assigns under any bankruptcy law, state or federal law, common law or equitable cause, as determined by a final order or adjudication of a court or other public authority if competent jurisdiction, then (i) Lender's lien and security interest in the Assets shall continue unaffected thereby, and notwithstanding the deletion of the Original Borrowers pursuant to Section 17, but solely for a period of one (1) year following the date of this Third Amendment, the Original Borrowers shall reaffirm, execute and deliver such agreements or instruments as may be necessary to preserve and continue Lender's lien and security interest in such of the Assets as are reacquired by the Original Borrowers, (ii) to the extent the indebtedness and liabilities under the Loan Documents have been paid from the proceeds of the Purchase Price, or any part thereof, so invalidated, declared to be fraudulent or preferential, set aside, rescinded or required to be repaid, such indebtedness and liabilities shall be reinstated and continued in full force and effect as of the time immediately preceding such payment, and
(iii) Alloy Sub (as Borrower) and Alloy (as Guarantor) shall remain fully obligated under the Loan Documents. This Section 18 shall survive the deletion of the Original Borrowers as "Borrowers" pursuant to Section 17, and the full payment and satisfaction of the Loan.

      19. In consideration of and in order to induce Lender to enter into this Third Amendment, Alloy hereby represents and warrants that:

      (a) Alloy (i) is duly organized and validly existing as a corporation, and is in good standing, in the State of Delaware, (ii) has the corporate power and authority to execute, deliver and perform its obligations under the Alloy Documents in accordance with their respective terms, (iii) has duly executed and delivered the Alloy Documents, and (iv) has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted. The Alloy Documents are the legal, valid and binding obligations of Alloy, enforceable against Alloy in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights generally.

      (b) The execution, delivery and performance of the transactions contemplated by the Alloy Documents do not conflict with, or result in a breach of the terms or provisions of, any existing law, regulation or order of any court or governmental body or authority or Alloy's Certificate of Incorporation or bylaws or any material agreement, document or instrument to which Alloy is a party or by which it or any of its assets is bound. Alloy is not (i) in default under the provisions of any agreement, document or instrument to which it is a party or by which it or any of its properties is bound, which could reasonably be expected to have a material adverse effect, or (ii) in violation of any order, writ, injunction, regulation, demand, decree or other governmental requirement of any governmental authority, which could reasonably be expected to have a material adverse effect.

      (c) Alloy has filed all federal and state income, franchise and other tax returns which are required to be filed and has paid all taxes shown on said returns and all assessments which are due. Alloy knows of no claims by any governmental authority for any unpaid taxes.

      (d) Alloy is in compliance with all laws applicable and necessary for the conduct of its business, except where the failure to so comply could not reasonably be expected to have a material adverse effect.

      (e) There are no actions, suits or proceedings pending or, to Alloy's knowledge, credibly threatened against Alloy or any of its assets, or enjoining or preventing or, to Alloy's knowledge, credibly threatening to enjoin or prevent, the performance by Alloy of its obligations under the Alloy Documents or the exercise by Lender of its rights and remedies thereunder.

      20. In consideration of and in order to induce Lender to enter into this Third Amendment, Alloy Sub hereby represents and warrants that:

      (a) Alloy Sub (i) is duly organized and validly existing as a limited liability company, and is in good standing, in the State of Delaware, (ii) has the limited liability company power and authority to execute, deliver and perform its obligations under the Alloy Sub Documents in accordance with their respective terms, (iii) has duly executed and delivered the Alloy Sub Documents, and (iv) has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted. The Alloy Sub Documents are the legal, valid and binding obligations of Alloy Sub, enforceable against Alloy Sub in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights generally.

      (b) The execution, delivery and performance of the transactions contemplated by the Alloy Sub Documents do not conflict with, or result in a breach of the terms or provisions of, any existing law, regulation or order of any court or governmental body or authority or Alloy Sub's Certificate of Formation or Limited Liability Company Agreement or any material agreement, document or instrument to which Alloy Sub is a party or by which it or any of its assets is bound. Alloy Sub is not (i) in default under the provisions of any agreement, document or instrument to which it is a party or by which it or any of its properties is bound, or (ii) in violation of any order, writ, injunction, regulation, demand, decree or other governmental requirement of any governmental authority.

      (c) Alloy Sub has good and marketable title to its assets, including without limitation, the Certificate of Deposit. Such assets and the proceeds thereof are not subject to any Encumbrances except Permitted Encumbrances.

      (d) Alloy Sub has filed all federal and state income, franchise and other tax returns which are required to be filed and has paid all taxes shown on said returns and all assessments which are due. Alloy Sub knows of no claims by any governmental authority for any unpaid taxes.

      (e) Alloy Sub is in compliance with all laws applicable and necessary for the conduct of its business, except where the failure to so comply could not reasonably be expected to have a material adverse effect.

      (f) There are no actions, suits or proceedings pending or, to Alloy Sub's knowledge, credibly threatened against Alloy Sub or any of its assets, or enjoining or preventing or, to Alloy Sub's knowledge, credibly threatening to enjoin or prevent, the performance by Alloy Sub of its obligations under the Alloy Sub Documents or the exercise by Lender of its rights and remedies thereunder.

      (g) Alloy Sub maintains its chief executive office at 151 West 26th Street, New York, New York 10001.

      21. In consideration of and in order to induce Lender to enter into this Third Amendment, each Original Borrower hereby represents and warrants that:

      (a) Such Original Borrower (i) is duly organized and validly existing as a corporation, and is in good standing, in its state of incorporation, (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Third Amendment in accordance with its terms, (iii) has duly executed and delivered this Third Amendment, and (iv) has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted. This Third Amendment is the legal, valid and binding obligations of such Original Borrower, enforceable against such Original Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights generally.

      (b) The execution, delivery and performance of the transactions contemplated by this Third Amendment do not conflict with, or result in a breach of the terms or provisions of, any existing law, regulation or order of any court or governmental body or authority or such Original Borrower's Certificate/Articles of Incorporation or bylaws or any agreement, document or instrument to which such Original Borrower is a party or by which it or any of its assets is bound, which could reasonably be expected to have a material adverse effect. Such Original Borrower is not (i) in default under the provisions of any agreement, document or instrument to which it is a party or by which it or any of its properties is bound, which could reasonably be expected to have a material adverse effect, or (ii) in violation of any order, writ, injunction, regulation, demand, decree or other governmental requirement of any governmental authority, which could reasonably be expected to have a material adverse effect.

      (c) There are no actions, suits or proceedings pending or, to such Original Borrower's knowledge, credibly threatened against such Original Borrower or any of its assets, or enjoining or preventing or, to such Original Borrower's knowledge, credibly threatening to enjoin or prevent, the performance by such Original Borrower of its obligations under this Third Amendment or the exercise by Lender of its rights and remedies hereunder.

      (d) As of the effective date hereof the outstanding principal amount of the Revolving Note is $5,000,000, and all accrued and unpaid interest thereunder is $530.56.

      22. All representations and warranties made by Alloy, Alloy Sub and the Original Borrowers hereunder shall survive the execution and delivery of this Third Amendment. Anything in the Loan Documents to the contrary notwithstanding, the representations and warranties of Alloy and Alloy Sub shall not be deemed given with respect to Original Borrowers, and shall be effective only from and after the date of this Third Amendment. Anything in the Loan Documents to the contrary notwithstanding, the representations and warranties of the Original Borrowers shall not be deemed given with respect to Alloy Sub or Alloy, and shall be effective only as of the effective date of this Third Amendment.

      23. The Lender represents and warrants to Alloy Sub and Alloy that as of the effective date hereof, it has not given notice, written or otherwise, of any default under the Loan Documents to any Original Borrower, and that it has no actual knowledge of the existence of any fact or circumstance that constitutes, or with the mere giving of notice or passage of time, would constitute, a default under the Loan Documents, but for Lender's waivers expressly made in this Third Amendment, including the following:

      (a) To the extent that the timing and magnitude of a writeoff by OCM of the value of certain inventory consisting of marketing materials previously carried as an asset on its balance sheet would otherwise result in a violation of OCM's covenants under the Loan Agreement, such noncompliance is hereby waived by Lender;

      (b) Lender acknowledges Borrower's maintenance of deposit accounts with First Union Bank for its New Jersey operations, and waives compliance with
Section 6.19 of the Loan Agreement with respect to such accounts, but solely on the condition that such accounts are made subject to daily sweeping of balances to Borrower's treasury management accounts with Lender not later than May 7, 2003;

      (c) Lender waives Borrower's compliance with Section 6.11 of the Loan Agreement with respect to reports and statements to be furnished as of the effective date of this Third Amendment, provided however, that not later than May 30, 2003, Alloy Sub shall furnish Lender with a management prepared balance sheet, with supporting schedules, fairly presenting the financial condition of Alloy Sub as of May 1, 2003, after giving effect to the purchase of the Assets by Alloy Sub, and certified by an authorized financial officer of Alloy Sub as being accurate and complete; and

      (d) To the extent the intra-company transfer of rights to use of the names "SA Campus Services" and "Student Advantage Campus Services", pursuant to Agreement dated April 30, 2003, by and between OCM and Student Advantage, Inc., constitutes a breach of any covenants under the Loan Documents, Lender waives such breach.

      (e) Transactions occurring prior to the date of this Third Amendment between OCM and Student Advantage, Inc., for administrative services provided to OCM by Student Advantage, Inc., are deemed compliant with Section 7.15 of the Loan Agreement.

The foregoing waivers by Lender shall not constitute a general waiver of any covenants in the Loan Agreement that otherwise would apply to the subject matter of the waivers, each of which shall remain binding upon the Borrower, subject to the terms of this Third Amendment.

      24. Effective on the Original Borrower Release Date, Original Borrower and its respective agents, representatives, shareholders, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns hereby releases and forever discharges Lender and its agents, representatives, shareholders, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions, and causes of action of any kind, nature or description whatsoever, whether or not now known, that such Original Borrower has, ever had or claimed to have had or hereafter may have against Lender.

      25. No failure or delay on the part of Lender in exercising any power or right under any Loan Document or under applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No amendment of any provision of this Third Amendment shall in any event be effective unless the same shall be in writing and executed by each party hereto. No waiver of any provision of this Third Amendment nor consent to any departure by any party hereto (other than Lender) therefrom shall in any event be effective unless the same shall be in writing and executed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Alloy, Alloy Sub, or the Original Borrowers in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances.

      26. Any written notice hereunder shall be sufficient if given as provided in the Loan Agreement, and, if given to Alloy, Alloy Sub or Lender, addressed as follows:

         If to Alloy:

         Alloy, Inc.
         151 West 26th Street
         New York, New York  10001
         Attention: General Counsel

         If to Alloy Sub:

         Alloy Acquisition Subsidiary, LLC
         151 West 26th Street
         New York, New York 10001
         Attention: President

         If to Lender:

         Bank of America, N.A.
         1101 Wootton Parkway, 4th Floor
         Rockville, Maryland  20852
         Attention:  Michael J. Radcliffe, Senior Vice President

         and

         Bank of America, N.A.
         200 South College Street
         Charlotte, North Carolina  28255-0001

         with copy to:

         Joseph P. Corish, Esq.
         Bean, Kinney & Korman, P.C.
         2000 North 14th Street, Suite 100
         Arlington, Virginia  22201

Any notice to an Original Borrower shall be given to its address as set forth in the Loan Agreement.

      27. The provisions hereof shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that neither Alloy,

Alloy Sub, nor any Original Borrower may assign its rights or obligations under this Third Amendment without the prior written consent of Lender.

      28. The parties hereto shall cooperate with each other and join in and deliver such additional instruments, certificates and other documents as reasonably required to give full effect to the agreements made herein.

      29. Except as modified by this Third Amendment, the Loan Agreement remains in full force and effect and unmodified. Original Borrowers and Alloy Sub warrant and represent that they have no offsets or defenses to their obligations under the Loan Agreement, as so modified, and the other Loan Documents.

      30. The provisions for arbitration of disputes set forth in paragraph 9, and for waiver of trial by jury set forth in paragraph 10, of the First Amendment to Revolving Line of Credit Loan Agreement and Security Agreement, shall be fully binding on the parties to this Third Amendment as though fully set forth herein.

      31. Alloy Sub promises to pay, on demand, all actual costs (including attorneys fees) reasonably incurred by Lender for the preparation, negotiation, execution and delivery of this Third Amendment, the preparation, negotiation, execution and delivery of any documents executed in connection with this Third Amendment and any other expenses incurred by Lender in relation to this Third Amendment. The Borrower authorizes Lender to advance funds to itself or to third parties to pay such fees, costs and expenses, which advances, at Lender's option, shall be deemed to be Advances to the Borrower under the Loan Agreement.

      32. In consideration of Lender's agreement to this Third Amendment, Alloy Sub promises to pay to Lender, on demand, a loan fee of Ten Thousand and 00/100 Dollars ($10,000.00).

      33. This Third Amendment shall in all respects be governed by, construed and enforced in accordance with the laws of the State of Maryland without giving effect to its conflict of laws principles.

      34. This Third Amendment may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

      35. Should any provision of this Third Amendment be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Third Amendment, and the parties hereto agree that the provision of this Third Amendment so held to be invalid, unenforceable or void shall be deemed to have been stricken herefrom and the remainder shall have the same force and effectiveness as if such provision had never been included herein.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Third Amendment as of the date first set forth above.

                           OCM DIRECT, INC.,
                           a  Delaware corporation

                           By:  /s/ Raymond V. Sozzi, Jr.
                                ------------------------------------
                                    Raymond V. Sozzi, Jr., President


                           CAREPACKAGES, INC.,
                           a Delaware corporation

                           By:  /s/ Raymond V. Sozzi, Jr.
                                ------------------------------------
                                    Raymond V. Sozzi, Jr., President


                           COLLEGIATE CARPETS, INC.,
                           a Maryland corporation

                           By:  /s/ Raymond V. Sozzi, Jr.
                                ------------------------------------
                                    Raymond V. Sozzi, Jr., President


                           ALLOY, INC.,
                           a Delaware corporation

                           By:  /s/ Gina DiGioia
                                ------------------------------------
                                    Gina DiGioia,
                                    Vice President and General Counsel


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                           ALLOY ACQUISITION SUBSIDIARY, LLC,
                           a Delaware limited liability company


                           By:     /s/ Gina DiGioia
                                ------------------------------
                                   Gina DiGioia, Secretary


                           BANK OF AMERICA, N.A.


                           By:     /s/ Michael J. Radcliffe
                                ------------------------------
                                   Michael J. Radcliffe,
                                   Senior Vice President


                                GUARANTOR RELEASE

In consideration of the agreements of Lender made in the foregoing Third Amendment, Student Advantage, Inc. ("SAI"), and its respective agents, representatives, shareholders, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns hereby releases and forever discharges Lender and its agents, representatives, shareholders, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions, and causes of action of any kind, nature or description whatsoever, whether or not now known, that SAI has, ever had or claimed to have had or hereafter may have against Lender.

                           STUDENT ADVANTAGE, INC.,
                           a Delaware corporation

                           By:    /s/ Raymond V. Sozzi, Jr.
                              -----------------------------------
                                  Raymond V. Sozzi, Jr., President